Exhibit 10.2


                                  Bill of Sale

Date:             March 29, 2004

Seller:           Evans Systems, Inc. d/b/a MC Star, a Texas corporation

Seller's Mailing Address:

                  Evans Systems, Inc. d/b/a MC Star
                  P.O. Box 431
                  El Campo, Texas 77437
                  Wharton County

Buyer:            Mauritz & Couey, a Texas general partnership

Buyer's Mailing Address:

                  Mauritz & Couey
                  P.O. Box 431
                  El Campo, Texas 77437
                  Wharton County

Consideration:

         The sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged. Buyer shall also pay to Seller the sum of $.02 per gallon on all fuel sold under the branded dealer contracts described on Exhibit A during the next 3 years. Payment shall be calculated and made on a monthly basis on or before the 25th day of the following month.

Transferred Properties:

          1.   The Exxon/Mobil Marketing Agreement.
          2.   The Chevron/Texaco Marketing Agreement.
          3. All branded dealer contracts and sales agreements with Seller's customers described on the attached Exhibit A together with all storage, dispensing and marketing equipment, rights, privileges and property incident thereto.

Reservations from Transfer:

         None.

Exceptions to Transfer and Warranty:

         None.

         Seller, for the Consideration and subject to the Reservations from Transfer and the Exceptions to Transfer and Warranty, sells, transfers, and delivers the Transferred Properties to Buyer, together with all and singular the rights and appurtenances thereto in any way belonging, to have and to hold it to Buyer and Buyer's heirs, successors, and assigns forever. Seller binds Seller and Seller's heirs and successors to warrant and forever defend all and singular the Transferred Properties to Buyer and Buyer's heirs, successors, and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof when the claim is by, through, or under Seller but not otherwise, except as to the Reservations from Transfer and the Exceptions to Transfer and Warranty.


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         WITH THE EXCEPTION OF THE WARRANTIES OF TITLE, INCLUDING THE WARRANTY
THAT NO LIENS EXIST ON THE TRANSFERRED PROPERTIES EXCEPT AS RECITED, SELLER HAS MADE NO AFFIRMATION OF FACT OR PROMISE RELATING TO THE TRANSFERRED PROPERTIES THAT HAS BECOME ANY BASIS OF THIS BARGAIN, AND FURTHER, SELLER HAS MADE NO AFFIRMATION OF FACT OR PROMISE RELATING TO THE TRANSFERRED PROPERTIES THAT WOULD CONFORM TO ANY SUCH AFFIRMATION OR PROMISE. SELLER DISCLAIMS ANY WARRANTY OF FITNESS FOR ANY PARTICULAR PURPOSE WHATEVER WITH RESPECT TO THE TRANSFERRED PROPERTIES. THE TRANSFERRED PROPERTIES ARE SOLD ON AN "AS IS" BASIS.

         From and after the date of this instrument, Buyer agrees honor and abide by the terms of all of the contracts conveyed to Buyer, to assume all responsibilities and liabilities which may arise in connection with the Properties transferred, including all environmental liabilities, and shall indemnify and hold seller harmless therefrom.

         When the context requires, singular nouns and pronouns include the plural.

                                        Evans Systems, Inc. d/b/a MC Star




                                        BY:
                                           -------------------------------------
                                                Blair Couey
                                                President

                                        Mauritz & Couey



                                        BY:
                                           -------------------------------------
                                                Blair Couey, General Manager

STATE OF TEXAS              )

COUNTY OF WHARTON           )

         This instrument was acknowledged before me on , 2004, by Blair Couey, President of Evans Systems, Inc. d/b/a MC Star, a Texas corporation, on behalf of said corporation.


                                        ----------------------------------------
                                        Notary Public, State of Texas


STATE OF TEXAS              )

COUNTY OF WHARTON           )

         This instrument was acknowledged before me on , 2004, by Blair Couey, General Manager, on behalf of Mauritz & Couey, a partnership.


                                        ----------------------------------------
                                        Notary Public, State of Texas